UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2007

AEROGROW INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50888	46-0510685
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

6075 Longbow Dr. Suite 200, Boulder, Colorado	80301
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (303) 444-7755

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On January 5, 2007, AeroGrow International, Inc. (“AeroGrow,” or the “Company”) terminated its Master Service Agreement with Innotrac Corporation (“Innotrac”) dated October 7, 2005 (the “Agreement”). Under the Agreement, Innotrac provided warehousing, order packing, and shipping for the Company’s products. The Company did not incur any early termination penalties as a result of terminating this Agreement. Other than the terminated Agreement, there is no material relationship between the Company and Innotrac.

The Company has entered into a new agreement with another third party services provider to replace the terminated Agreement with Innotrac. The Company does not believe that the new services agreement is material.

Item 2.02. Results of Operations and Financial Condition.

On January 10, 2007, AeroGrow will conduct an open conference call to discuss the commencement of trading of its common stock on the Over-the-Counter Bulletin Board and other key initiatives. The conference call will be held Wednesday, January 10, 2007 at 5:00 P.M. Eastern Standard Time (EST). The dial in number is 1 (800)-443-6702 when calling from the United States or Canada, and 1 (212) 231-6005 when calling internationally. Participants are encouraged to call in five minutes before the call begins (4:55 P.M. EST). A replay of the call will be available two hours after completion. The call will be accessible at any time over the next 30 days through the investor link on the AeroGrow website (www.aerogrow.com) and by phone until February 10, 2007. To access the replay by phone, dial 1 (800) 633-8625 when calling from the United States or Canada and 1 (402) 977-9141 when calling internationally. The conference identification number is 21322396. A copy of the press release announcing the conference call is furnished as Exhibit 99.1 to this report.

The Company issued revenue guidance for the three months ended December 31, 2006 in a press release dated January 10, 2007. A copy of the press release announcing the revenue guidance is furnished as Exhibit 99.2 to this report.

The information contained in this Item 2.02 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 7.01. Regulation FD Disclosure

The information contained in Item 2.02 is herein incorporated by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated January 5, 2007.
99.2	Press Release dated January 10, 2007.

The information contained in Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AeroGrow International, Inc.

By:	/s/ Mitchell B. Rubin
Mitchell B. Rubin
Chief Financial Officer

DATED: January 10, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 5, 2007.
99.2	Press Release dated January 10, 2007.